                                                                   EXHIBIT 99.30

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                 COLLECTION PERIOD            30
SERVICER REPORT DATE 10-Apr-02                   BEGINNING:             1-Mar-02
DISTRIBUTION DATE:   15-Apr-02                   ENDING:               31-Mar-02

                       ORIG PRINCIPAL      BEG PRINCIPAL       PRINCIPAL         INTEREST           TOTAL          END PRINCIPAL
                           BALANCE            BALANCE         DISTRIBUTION    DISTRIBUTION(*)    DISTRIBUTION         BALANCE
----------------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES  $  125,000,000.00  $            0.00             --     $          0.00                --  $            0.00
     CLASS A-2 NOTES  $  314,000,000.00  $            0.00  $           0.00  $          0.00                --  $            0.00
     CLASS A-3 NOTES  $  196,000,000.00  $   40,186,366.92  $  13,821,675.93  $    226,048.31     14,047,724.24  $   26,364,690.99
     CLASS A-4 NOTES  $  151,800,000.00  $  151,800,000.00  $           0.00  $    877,910.00        877,910.00  $  151,800,000.00
----------------------------------------------------------------------------------------------------------------------------------
       NOTE TOTALS    $  786,800,000.00  $  191,986,366.92  $  13,821,675.93  $  1,103,958.31  $  14,925,634.24  $  178,164,690.99
----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                          PRINCIPAL           INTEREST       END PRINCIPAL
                         DISTRIBUTION       DISTRIBUTION         BALANCE
----------------------------------------------------------------------------
     CLASS A-1 NOTES                  -                  -                 -
     CLASS A-2 NOTES                  -                  -                 -
     CLASS A-3 NOTES        70.51875474         1.15330772      134.51372954
     CLASS A-4 NOTES                  -         5.78333333    1,000.00000000
----------------------------------------------------------------------------
       NOTE TOTALS          70.51875474         6.93664106    1,134.51372954
----------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                 COLLECTION PERIOD            30
SERVICER RPT DATE:     10-Apr-02                 BEGINNING:             1-Mar-02
DISTRIBUTION DATE:     15-Apr-02                 ENDING:               31-Mar-02

I. Note Distributable Amounts

                   Principal          Interest            Total        Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                --------------------------------------------------------------------------------------------------------------------
    CLASS A-1   $             --  $              --  $             --  $                --  $               --  $                 --
    CLASS A-2   $             --  $              --  $             --  $                --  $               --  $                 --
    CLASS A-3   $  13,821,675.93  $      226,048.31  $  14,047,724.24  $       70.51875474  $       1.15330772  $        71.67206247
    CLASS A-4   $             --  $      877,910.00  $     877,910.00  $                --  $       5.78333333  $         5.78333333
                --------------------------------------------------------------------------------------------------------------------
      TOTAL     $  13,821,675.93  $    1,103,958.31  $  14,925,634.24  $       70.51875474  $       6.93664106  $        77.45539580
                --------------------------------------------------------------------------------------------------------------------

II. Pool Balance at the end of the Collection Period                                                               $ 186,110,901.69

III. Insurance Premium                                                                                             $      30,436.00

IV. Spread Account Balance
       (A) Balance after Deposits/Withdrawals for prior Distribution Date                                          $   5,997,977.33
       (B) Balance after Deposits/Withdrawals for current Distribution Date                                        $   6,353,005.61

V. Spread Account Required Amount                                                                                  $   5,583,327.05

VI. Spread Account Withdrawals

       (A) Withdrawal to make required payments under 4.03                                                         $              0
       (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                                 $              0

VII. Servicing Fee                                                                                                       258,635.64

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                              $              0

IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                            $              0

X. Available Funds                                                                                                 $  15,560,446.30

XI. Insured Payment (if any)                                                                                       $              0

XII. Note Principal and Interest Carryover Shortfalls

                         Note Principal         Note Interest
                       Carryover Shortfall   Carryover Shortfall    Total
                       ----------------------------------------------------
       CLASS A-1       $              0.00   $              0.00   $   0.00
       CLASS A-2       $              0.00   $              0.00   $   0.00
       CLASS A-3       $              0.00   $              0.00   $   0.00
       CLASS A-4       $              0.00   $              0.00   $   0.00
                       ----------------------------------------------------
         TOTAL         $              0.00   $              0.00   $   0.00
                       ----------------------------------------------------

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

                       Current Distribution Date    Prior Distribution Date
                             Note Principal              Note Principal                  Change in Note
                          Carryover Shortfall          Carryover Shortfall        Principal Carryover Shortfall
                       ----------------------------------------------------------------------------------------
       CLASS A-1       $                    0.00    $                  0.00     $                          0.00
       CLASS A-2       $                    0.00    $                  0.00     $                          0.00
       CLASS A-3       $                    0.00    $                  0.00     $                          0.00
       CLASS A-4       $                    0.00    $                  0.00     $                          0.00
                       ----------------------------------------------------------------------------------------
         TOTAL         $                    0.00    $                  0.00     $                          0.00
                       ----------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                 COLLECTION PERIOD            30
SERVICER RPT DATE:     10-Apr-02                 BEGINNING:             1-Mar-02
DISTRIBUTION DATE:     15-Apr-02                 ENDING:               31-Mar-02

                         Prior Distribution Date    Current Distribution Date
                              Note Interest                Note Interest                  Change in Note
                           Carryover Shortfall         Carryover Shortfall         Interest Carryover Shortfall
                         --------------------------------------------------------------------------------------
       CLASS A-1         $                  0.00    $                    0.00      $                       0.00
       CLASS A-2         $                  0.00    $                    0.00      $                       0.00
       CLASS A-3         $                  0.00    $                    0.00      $                       0.00
       CLASS A-4         $                  0.00    $                    0.00      $                       0.00
                         --------------------------------------------------------------------------------------
         TOTAL           $                  0.00    $                    0.00      $                       0.00
                         --------------------------------------------------------------------------------------

IX. Delinquency Ratio

    A. Delinquency Statistics

            Days                           Outstanding         Past Due
         Delinquent            Units        Principal           Amount
------------------------------------------------------------------------
           31- 60                762      5,792,454.69        518,410.87
           61- 90                103        811,694.78        103,622.59
           91- 120                28        198,688.96         37,686.39
            121+                   0                 -                 -
------------------------------------------------------------------------
           TOTAL                 893      6,802,838.43        659,719.85
------------------------------------------------------------------------

    B. Delinquency Percentage

       (1) Principal balance of delinquent contracts between 30 and 120 days                                   $       6,802,838.43
       (2) Pool Principal Balance Beginning of Collection Period                                               $     199,932,577.62
       (3) Delinquency Percentage (Line 1/Line 2)                                                                              3.40%

X. Principal Balance of repossessed Financed Vehicles in inventory                            Units                 Principal
                                                                                              -----            -------------------
                                                                                                 -             $               0.00

XI. Liquidation Proceeds received from Defaulted Contracts                                                     $         639,673.88

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Apr-02                     COLLECTION PERIOD            30
DISTRIBUTION DATE: 15-Apr-02                     BEGINNING              1-Mar-02
                                                 ENDING                31-Mar-02

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                           794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                                                                    199,932,577.62

C.   Monthly Principal Amounts

        (1)     Monthly Scheduled Payments                                                                             8,176,299.19
        (2)     Full Prepayments (excluding Purchased Receivables)                                                     5,013,607.20
        (3)     Defaulted Contracts during period                                                                        632,456.03
        (4)     Receivables becoming Purchased Receivables during period)                                                         -
        (5)     Other Receivables adjustments                                                                               (686.49)

        Total Monthly Principal Amounts                                                                               13,821,675.93

D.   Total Monthly Payments allocable to Interest                                                                      1,709,247.33

E.   End of period Outstanding Pool Balance                                                                          186,110,901.69

F.   Pool Factor                                                                                                           0.234177

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                         CLASS A-1        CLASS A-2      CLASS A-3         CLASS A-4
                                                         --------------------------------------------------------------
A.  Beginning of period Outstanding Principal Balance            -                -     40,186,366.92    151,800,000.00

B.  Noteholders' Principal Distributable Amount                  -             0.00     13,821,675.93              0.00
C.  Noteholders' Interest Distributable Amount                   -                -        226,048.31        877,910.00
                                                         --------------------------------------------------------------
D.  Note Distributable Amount                                    -                -     14,047,724.24        877,910.00
E.  Note Principal Carryover Shortfall                           0                0                 0                 0
F.  Note Interest Carryover Shortfall                            0                0                 0                 0
G.  Insured Payment                                              0                0                 0                 0

H.  End of period Outstanding Principal Balance                  -                -     26,364,690.99    151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

   A. Available Funds in Collection Account:

       (1)    Monthly Scheduled Payments on Receivables
               during period (including partial prepays)
                (a) Principal                                                                                          8,176,299.19
                (b) Interest                                                                                           1,668,090.52
       (2)    Full Prepayments collected during period
                (a) Principal                                                                                          4,810,454.47
                (b) Interest                                                                                              39,489.66
       (3)      Net Liquidation Proceeds collected
                 during period                                                                                 $         639,673.88
       (4)      Net Insurance Proceeds collected
                 during period
                (a) Principal                                                                                            203,152.73
                (b) Interest                                                                                               1,667.15
       (5)      Purchase Amounts deposited in Collection
                 Account                                                                                                          0
       (6)      Investment Earnings - Collection Account                                                       $          21,618.70

Total Available Funds in Collection Account                                                                           15,560,446.30

   B. Available Funds in Payment Account:

       (1) Available Funds transferred from Collection Account                                                 $      15,560,446.30

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Apr-02                     COLLECTION PERIOD            30
DISTRIBUTION DATE: 15-Apr-02                     BEGINNING              1-Mar-02
                                                 ENDING                31-Mar-02

       (2) Amount withdrawn from Spread Account and deposited to Payment Account                               $                  -
       (3) Insured Payment deposited to Payment Account                                                        $                  -

       Total Available Funds in Payment Account                                                                $      15,560,446.30

   C. Distributions from Payment Account:

       (1) Monthly Servicing Fee                                                                                         258,635.64
       (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                                               0
       (3) Owner Trustee Fees (if paid from Available Funds)                                                                      0
       (4) Indenture Trustee Fees (if paid from Available Funds)                                                                  0
       (5) Insurance Premium                                                                                              30,436.00
       (6) Note Interest Distributable Amount
              (a)     Class A - 1                                                                                                 -
              (b)     Class A - 2                                                                                                 -
              (c)     Class A - 3                                                                                        226,048.31
              (d)     Class A - 4                                                                                        877,910.00
       (7) Final Scheduled Distribution Date Note Principal Distributable Amount
              (a)     Class A - 1                                                                                                 0
              (b)     Class A - 2                                                                                                 0
              (c)     Class A - 3                                                                                                 0
              (d)     Class A - 4                                                                                                 0
       (8) Note Principal Distributable Amount
              (a)     Class A - 1                                                                                                 -
              (b)     Class A - 2                                                                                                 -
              (c)     Class A - 3                                                                                     13,821,675.93
              (d)     Class A - 4                                                                                                 -
       (9)  Reimbursement Amounts Owing to Insurer                                                                                0
       (10) Spread Account Deposit (to increase to Required Amount)                                                      345,740.41
       (11) Indenture or Owner Trustee Fees (not paid under C)                                                                    0
       (12) Re-Liening Expenses                                                                                                   0
            (To the extent not paid by Servicer)
       (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                                   0
       (14) After Servicer Default, remaining Available Funds deposited                                                           0
             in Note Distribution Account

               Total Distributions                                                                                    15,560,446.30

   D. Excess Available Funds (or shortfall)                                                                                       -

   E. Remaining Available Funds to holder of Residual Interest Certificate                                                        0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT
       A. Available Funds Transferred from Collection Account to Payment Account                               $      15,560,446.30
       B. Distributions required under 4.03 (a)(i) through (vii)                                               $      15,214,705.89
       C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                   $                  -
       D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                          0

V. SPREAD ACCOUNT BALANCE
       A. Spread Account Balance After Deposit/Disbursements
         (1) Beginning Spread Account Balance                                                                  $       5,997,977.33
         (2) Investment Income Deposited to Spread Account                                                     $           9,287.87
         (3) Withdrawal to make required payments under 4.03                                                   $                  -
         (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                                              0
         (5) Deposit to Spread Account after Disbursements                                                     $         345,740.41
         (6) Spread Account Balance after Deposit/Disbursments                                                 $       6,353,005.61

       B. Spread Account Required Amount                                                                       $       5,583,327.05

         (1) 3% of Pool Balance                                                                                $       5,583,327.05

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Apr-02                     COLLECTION PERIOD            30
DISTRIBUTION DATE: 15-Apr-02                     BEGINNING              1-Mar-02
                                                 ENDING                31-Mar-02

              But in no event less than the lesser of (a) or (b)
                 (a) .5% of Original Pool Balance                                                              $       3,973,731.05
                 (b) Outstanding Principal Amount of All Notes                                                 $     178,164,690.99

       C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                                       0

       D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                                     769,678.56

VI. INSURED PAYMENTS
       A. Available Funds Transferred from Collection Account to Payment Account                               $      15,560,446.30
       B. Available Funds Transferred from Spread Account to Payment Account                                   $                  0
       C. Note Interest Distributable Amount                                                                           1,103,958.31
       D. Guaranteed Note Principal Amount                                                                     $                  0
       E. Deficiency Amount                                                                                    $                  -
           (Min:(Lines A+B-C-D) and $0.00)                                                                     $                  0
       F. Preference Amount                                                                                    $                  0
       G. Insured Payment (lines E+F)                                                                          $                  0

                          Note Principal        Note Interest
                       Carryover Shortfall    Carryover Shortfall    Total

           CLASS A-1   $              0.00    $              0.00   $  0.00
           CLASS A-2   $              0.00    $              0.00   $  0.00
           CLASS A-3   $              0.00    $              0.00   $  0.00
           CLASS A-4   $              0.00    $              0.00   $  0.00
                       ----------------------------------------------------
             TOTAL     $              0.00    $              0.00   $  0.00

                       Current Distribution Date      Prior Distribution Date
                            Note Principal                Note Principal              Change in Note
                         Carryover Shortfall            Carryover Shortfall     Principal Carryover Shortfall

           CLASS A-1   $                    0.00      $                  0.00   $                        0.00
           CLASS A-2   $                    0.00      $                  0.00   $                        0.00
           CLASS A-3   $                    0.00      $                  0.00   $                        0.00
           CLASS A-4   $                    0.00      $                  0.00   $                        0.00
                       --------------------------------------------------------------------------------------
             TOTAL     $                    0.00      $                  0.00   $                        0.00

                       Current Distribution Date      Prior Distribution Date
                             Note Interest                 Note Interest                Change in Note
                          Carryover Shortfall           Carryover Shortfall      Interest Carryover Shortfall

           CLASS A-1   $                    0.00      $                  0.00    $                       0.00
           CLASS A-2   $                    0.00      $                  0.00    $                       0.00
           CLASS A-3   $                    0.00      $                  0.00    $                       0.00
           CLASS A-4   $                    0.00      $                  0.00    $                       0.00
                       --------------------------------------------------------------------------------------
             TOTAL     $                    0.00      $                  0.00    $                       0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                         $       9,860,609.50

VIII. DELINQUENCY RATIO

           A. Delinquency Statistics

            Days                          Outstanding         Past Due
         Delinquent            Units       Principal           Amount
------------------------------------------------------------------------
           31- 60                762    $ 5,792,454.69      $ 518,410.87
           61- 90                103    $   811,694.78      $ 103,622.59
           91- 120                28    $   198,688.96      $  37,686.39
            121+                   0    $            -      $          -
------------------------------------------------------------------------
           TOTAL                 893    $ 6,802,838.43      $ 659,719.85
------------------------------------------------------------------------

           B. Delinquency Percentage
              (1) Principal balance of delinquent contracts between 30 and 120 days                            $       6,802,838.43
              (2) Pool Principal Balance Beginning of Collection Period                                        $     199,932,577.62
              (3) Delinquency Percentage (Line 1/Line 2)                                                                       3.40%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Apr-02                     COLLECTION PERIOD            30
DISTRIBUTION DATE: 15-Apr-02                     BEGINNING              1-Mar-02
                                                 ENDING                31-Mar-02

IX. CUMULATIVE NET LOSS RATIO

           (1)  Principal Balance of Defaulted Contracts in current Collection Period                          $         632,456.03
           (2)  Cumulative Defaulted Contracts Including
                 Defaulted Contracts in current Collection Period                                              $      43,375,462.85
           (3)  Net Liquidation Proceeds collected during current Collection Period                            $         639,673.88
           (4)  Cumulative Net Liquidation Proceeds Including
                 Net Liquidation Proceeds in current Collection Period                                         $      21,791,156.69
           (5)  Original Pool Balance                                                                          $     794,746,210.70
           (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                                         2.716%

X. REPOSSESSED INVENTORY

                                                                                               Units                 Principal
                                                                                              -------          --------------------
           A. Principal Balance of repossessed Financed Vehicles (beg.)                          0                                -
           B. Repossessed Financed Vehicles (Principal)                                                        $         634,299.62
           C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                           $         639,673.88
           D. Realized losses on sale of repossessed Financed Vehicles (Principal)                             $          (5,374.26)
                                                                                              -------          --------------------
           E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                0             $                  -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of April, 2002


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer